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                                                                      Exhibit 11

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to all references to our Firm included in or made a part of this Form N-1A 1933 Registration Act No. 333-17619 and 1940 Act Registration No. 811-5349 filing.

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 24, 1998